Exhibit 99.1

TAYLOR CAPITAL GROUP, INC. ANNOUNCES PRICING OF PUBLIC OFFERING OF ITS COMMON STOCK

Rosemont, IL -- August 11, 2005 - Taylor Capital Group, Inc. (NASDAQ: TAYC) today announced the pricing of a public offering of 1,500,000 shares of its common stock, including 500,000 shares that are being offered by members of the Taylor family, at a public offering price of $36.30 per share. Taylor Capital expects the issuance and delivery of the shares to occur on August 17, 2005. Taylor Capital also granted the underwriters an option to purchase from the company an additional 150,000 shares of common stock to cover over-allotments, if any.

Keefe, Bruyette & Woods is serving as lead manager in connection with the offering. Stifel, Nicolaus & Company, Incorporated and Ryan Beck & Co. are serving as co-managers.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission and has become effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. The offering is being made solely by means of a prospectus which may be obtained from Keefe, Bruyette & Woods at 787 Seventh Avenue -- 4th Floor, New York, NY 10019.

About Taylor Capital Group, Inc.

Taylor Capital is a bank holding company for Chicago-based Cole Taylor Bank, Chicago's leading commercial banker for closely held small and middle market businesses and the people who own and operate them.

For further information:

Daniel Stevens

Chief Financial Officer

847-653-7730

Cautionary Note Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. These forward-looking statements reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," "will," "expect" and similar expressions. These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities in 2005 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These risks, uncertainties and other factors include, without limitation: the effect on our profitability if interest rates fluctuate as well as the effect of any imbalances in the interest rate sensitivities of our assets and liabilities; the possibility that our wholesale funding sources may prove insufficient to replace deposits at maturity and support our growth; the risk that our allowance for loan losses may prove insufficient to absorb probable losses in our loan portfolio; possible volatility in loan charge-offs and recoveries between periods; the effectiveness of our hedging transactions and their impact on our future results of operations; the risks associated with implementing our business strategy and managing our growth effectively; changes in economic conditions in our marketplace and general conditions in the U.S. economy, interest rates, deposit flows, loan demand, competition, legislation or regulatory and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and technological factors impacting our operations. For further information about these and other risks, uncertainties and factors, please review the disclosure under the caption "Risk Factors" in our Registration Statement on Form S-3, filed with the SEC on July 25, 2005, and Amendment No. 1 to our Registration Statement on Form S-3, filed with the SEC on August 5, 2005.

You should not place undue reliance on any forward-looking statements. Except as otherwise required by the federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements or risk factors, whether as a result of new information, future events, changed circumstances or any other reason after the date of this press release.